SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report:  November 8, 1999
                       ----------------


                 Motor Coach Industries International, Inc.
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                 333-83917               86-0706940
       ---------------            ------------         ------------------
       (State or other            (Commission            (IRS Employer
       jurisdiction of            File Number)         Identification No.)
       incorporation)


      10 East Golf Road, Des Plaines, Illinois              60016
      --------------------------------------------------------------------
      (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number including area code: (847) 299-9900
                                                         --------------

                               Not Applicable
        -----------------------------------------------------------
       (Former name or former address, if changed since last report)



Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            On November 8, 1999, PricewaterhouseCoopers LLP ("PWC") resigned from its position as the independent public accountants and auditors of Motor Coach Industries International, Inc. (the "Registrant").

            During the period of PWC's engagement with the Registrant, they performed no substantive audit procedures and, accordingly, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Registrant is currently in the process of engaging new independent public accountants and auditors.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.  Exhibit
-----------  -------

      16     Letter from PricewaterhouseCoopers LLP dated November 16, 1999.



                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MOTOR COACH INDUSTRIES
                                      INTERNATIONAL, INC.


                                      By:   /s/ Horst Sieben
                                          -------------------------------
                                          Name:   Horst Sieben
                                          Title:  Chief Financial Officer


Date: November 16, 1999



                             INDEX TO EXHIBITS


  Exhibit No.   Exhibit                                               Page
  -----------   -------                                               ----

      16        Letter from PricewaterhouseCoopers LLP dated
                November 16, 1999.